1

                          File Nos. 33-1857 & 811-4503

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE TRUST OF ARIZONA
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                                                          Aquila
                                                               Group of Funds(R)


                            Tax-Free Trust of Arizona
            380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                               on October 22, 2008


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust") will be held:

Place:            (a)      at the Arizona Biltmore Resort and Spa
                           Grand Ballroom
                           2400 E. Missouri Avenue
                           Phoenix, Arizona;

Time:             (b)      on Wednesday, October 22, 2008
                           at 10:00 a.m. Mountain Standard Time;

Purposes:         (c)      for the following purposes:

                           (i) to elect six Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Annual Meeting Proposal No. 1);

                           (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2009 (Annual Meeting Proposal No. 2);

                           (iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned meeting or meetings.


Who Can
Vote What
Shares:           (d)      To vote at the Annual Meeting, you must have been
                           a shareholder on the Trust's records at the close of business on July 28, 2008 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned meeting or meetings).


                                 By order of the Board of Trustees,

                                 EDWARD M. W. HINES
                                 Secretary

August 28, 2008

Please Note:

If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

Important Notice
Please Read Immediately

                                                                          Aquila
                                                               Group of Funds(R)


                            Tax-Free Trust of Arizona
            380 Madison Avenue, Suite 2300, New York, New York 10017

                          Notice of Special Meeting of
                             Shareholders to Be Held
                               on October 22, 2008


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Special Meeting of the Shareholders of Tax-Free Trust of Arizona (the "Trust") will be held:

Place:            (a)      at the Arizona Biltmore Resort and Spa
                           Grand Ballroom
                           2400 E. Missouri Avenue
                           Phoenix, Arizona;

Time:             (b)      on Wednesday, October 22, 2008
                           at 10:10 a.m. Mountain Standard Time;

Purpose:          (c)      for the following purpose:

                           (i) to act upon a new Advisory and Administration Agreement (Special Meeting Proposal No. 1).



Who Can
Vote What
Shares:           (d)      To vote at the Special Meeting, you must have
                           been a shareholder on the Trust's records at the close of business on July 28, 2008 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting
                           (or any adjourned meeting or meetings).


                                 By order of the Board of Trustees,

                                 EDWARD M. W. HINES
                                 Secretary

August 28, 2008

Please Note:

If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Arizona
               380 Madison Avenue, Suite 2300, New York, NY 10017
                                 Proxy Statement

                                  Introduction

         The two Notices preceding this Joint Proxy Statement are to advise you of the times, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Arizona(the "Trust"), and a Special Meeting of the Shareholders that will take place immediately after the Annual Meeting. The purpose of this Joint Proxy Statement is to give you information on which you may base your voting decisions at both meetings.

         The Trust's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

         A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         These Notices and Joint Proxy Statement are first being mailed on or about August 28, 2008.

         You should read this Joint Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Cards

         There are two proxy cards enclosed: one for the Annual Meeting and one for the Special Meeting.

         The enclosed proxy cards authorize the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." There are two proxy cards, one for each meeting. As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card for the Annual Meeting or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matters listed on each proxy card, you may direct the proxy holders to vote your shares on a proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

         To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the instructions on the screen, using your proxy cards as guides. If you vote by the Internet, you need not return the proxy cards by mail.

         (3) Telephone Voting

         To vote your shares by telephone, call the toll-free number on your proxy cards. You will be prompted to enter the control numbers on your proxy cards. Follow the recorded instructions using your proxy cards as guides. If you vote by phone, you need not return the proxy cards by mail.

         General Information

         You may end the power of the proxy holders to vote your shares at either meeting by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used);
(iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining quorums at the meetings. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes. Quorums for the two meetings will be determined separately.

         The Trust is sending you the Notices and Joint Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting and Special Meeting to be held at the times and place and for the purposes indicated in the Notices or any adjourned meeting or meetings. Whenever it is stated in this Joint Proxy Statement that a matter is to be acted on at the Annual or Special Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

         The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward these Notices and Joint Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so. Because your vote is important, the Trust may telephone you to urge you to vote.

         On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Annual Meeting and the Special Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.17; Class C Shares, $10.17; and Class Y Shares, $10.19. Both meetings are expected to act only upon matters that affect the Trust as a whole: at the Annual Meeting, the election of Trustees and the selection of an independent registered public accounting firm, and at the Special Meeting, action on a new Advisory and Administration Agreement. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 29,497,741; Class C Shares, 634,540; and Class Y Shares, 755,856.

         On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address              Number of shares           Percent of class
of the holder of
record

Institutional 5% shareholders:

Merrill Lynch Pierce           59,266 Class C Shares      9.34%
Fenner & Smith
4800 Deer Lake Dr.
Jacksonville, FL

NFS LLC FEBO
Riccio Family Trust
Joseph Riccio Sr. &
B.R. Riccio, Trustees
2944 N. Mountain
Tucson, AZ                     36,782 Class C Shares      5.80%

Pershing LLC
P.O. Box 2052
Jersey City, NJ               106,939 Class Y Shares     14.15%

Ameritrade Inc.
P.O. Box 2226
Omaha, NE                      54,010 Class Y Shares     15.15%


Additional 5% shareholders:

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                     (Proposal No. 1 at the Annual Meeting)

         At the Annual Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are ClassA Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in October, 2007. All nominees have consented to serve if elected.

Nominees(1)


                                                                         Number of
                         Positions Held                                  Portfolios      Other Directorships
                         with                                            in Fund         Held by Trustee
                         Trust and                                       Complex         (The position held is
Name, Address(2)         Length of        Principal Occupation(s)        Overseen by     a directorship unless
and Date of Birth        Service(3)       During Past 5 Years            Trustee         indicated otherwise.)

Interested
Trustee(4)
Diana P. Herrmann        Trustee since    Vice Chair and Chief Executive     12          ICI Mutual Insurance
New York, NY             1994 and         Officer of Aquila Management                   Company
(02/25/58)               President        Corporation, Founder of the
                         since 1998       Aquila Group of Funds(5) and
                                          parent of Aquila Investment
                                          Management LLC, Manager since
                                          2004, President and Chief
                                          Operating Officer since 1997, a
                                          Director since 1984, Secretary
                                          since 1986 and previously its
                                          Executive Vice President, Senior
                                          Vice President or Vice
                                          President, 1986-1997; Chief
                                          Executive Officer and Vice Chair
                                          since 2004 and President, Chief
                                          Operating Officer and Manager of
                                          the Manager since 2003; Chair,
                                          Vice Chair, President, Executive
                                          Vice President or Senior Vice
                                          President of funds in the Aquila
                                          Group of Funds since 1986;
                                          Director of the Distributor
                                          since 1997; trustee, Reserve
                                          Money-Market Funds, 1999-2000
                                          and Reserve Private Equity
                                          Series, 1998-2000; Governor,
                                          Investment Company Institute (a
                                          trade organization for the U.S.
                                          fund industry dedicated to
                                          protecting shareholder interests
                                          and educating the public about
                                          investing) and head of its Small
                                          Funds Committee since 2004;
                                          active in charitable and
                                          volunteer organizations.


Non-interested
Trustees

Anne J. Mills            Chair of the     President, Loring Consulting        4                 None
Scottsdale, AZ           Board of         Company since 2001; Vice
12/23/38                 Trustees since   President for Business
                         2005 and         Management and CFO, Ottawa
                         Trustee since    University, since 2006, Vice
                         1986             President for Business Affairs,
                                          1992-2001; IBM Corporation, 1965-1991;
                                          currently active with various
                                          charitable educational and religious
                                          organizations.

Ernest Calderon          Trustee since    Founder, Calderon Law Offices,      1                 None
Phoenix, AZ              2004             since 2004; Equity Partner,
(10/24/57)                                Jennings, Strouss & Salmon, PLC,
                                          1993-2004; member, Arizona Board
                                          of Regents since 2003 and member
                                          of the Governor's P-20 Education
                                          Council; Past President, Grand
                                          Canyon Council of Boy Scouts of
                                          America; Immediate Past
                                          President, State Bar of Arizona,
                                          2003-2004; member, American Law
                                          Institute.

Thomas W. Courtney       Trustee since    President, Courtney Associates,     5          Chairman of the Board of
Sewickley, PA            1986             Inc., a venture capital firm,                  Oppenheimer Quest Value
(08/17/33)                                since 1988.                                    Funds Group, Oppenheimer
                                                                                         Small Cap Value Fund,
                                                                                         Oppenheimer Midcap Fund, and
                                                                                         Oppenheimer Rochester Group
                                                                                         of Funds; Chairman of the
                                                                                         Board of Premier VIT.

Grady Gammage, Jr.       Trustee since    Founding partner, Gammage &         2                 None
Phoenix, AZ (10/01/51)   2001             Burnham, PLC, a law firm,
                                          Phoenix, Arizona, since 1983;
                                          director, Central Arizona Water
                                          Conservation District, 1992-2004;
                                          director, Arizona State University
                                          Foundation since 1998; Manicopa
                                          Partnership for Arts & Culture; Public
                                          Architecture; Arizona Historical
                                          Foundation.

John C. Lucking          Trustee          President, Econ-Linc, an economic    3                None
Phoenix, AZ              since 1994       consulting firm, since 1995;
(05/20/43)                                formerly Consulting Economist,
                                          Bank One Arizona and Chief
                                          Economist, Valley National Bank;
                                          member, Arizona's Joint
                                          Legislative Budget Committee
                                          Economic Advisory Panel and the
                                          Western Blue Chip Economic
                                          Forecast Panel; Board, Northern
                                          Arizona University Foundation
                                          since 1997; member, various
                                          historical, civic and economic
                                          associations.

Other Individuals
Chairman Emeritus(6)

Lacy B. Herrmann          Founder and       Founder and Chairman of the Board, N/A               N/A
New York, NY              Chairman          Aquila Management Corporation, the
(05/12/29)                Emeritus since    sponsoring organization and parent
                          2005; Chairman    of the Manager or Administrator
                          of the Board of   and/or Adviser or Sub-Adviser to
                          Trustees          each fund of the Aquila Group of
                          1985-2005         Funds; Chairman of the Manager or
                                            Administrator and/or Adviser or
                                            Sub-Adviser to each since 2004;
                                            Founder and Chairman Emeritus of
                                            each fund in the Aquila Group of
                                            Funds; previously Chairman and a
                                            Trustee of each fund in the Aquila
                                            Group of Funds since its
                                            establishment until 2004 or 2005;
                                            Director of the Distributor since
                                            1981 and formerly Vice President or
                                            Secretary, 1981-1998; Trustee
                                            Emeritus, Brown University and the
                                            Hopkins School; active in
                                            university, school and charitable
                                            organizations.

Officers

Charles E.                Executive Vice    Executive Vice President of all    N/A               N/A
Childs, III               President since   funds in the Aquila Group of
New York, NY              2003              Funds and the Manager and the
(04/01/57)                                  Manager's parent since 2003;
                                            formerly Senior Vice President,
                                            corporate development, Vice
                                            President, Assistant Vice
                                            President and Associate of the
                                            Manager's parent since 1987;
                                            Senior Vice President, Vice
                                            President or Assistant Vice
                                            President of the Aquila
                                            Money-Market Funds, 1988-2003.

Todd W. Curtis Phoenix,   Senior Vice       Senior Vice President and          N/A               N/A
AZ (06/08/49)             President since   Portfolio Manager, Tax-Free
                          2004              Trust of Arizona, since August
                                            2004; Vice President and backup
                                            portfolio manager, Churchill
                                            Tax-Free Fund of Kentucky, since
                                            2004; Vice President and
                                            Portfolio Manager, Banc One
                                            Investment Advisors, Inc. and
                                            its predecessors, 1981-2004.

Jerry G. McGrew           Senior Vice       President of the Distributor       N/A               N/A
New York, NY (06/18/44)   President since   since 1998, Registered Principal
                          2001              since 1993, Senior Vice
                                            President, 1997-1998 and Vice
                                            President, 1993-1997; Senior
                                            Vice President, Aquila Three
                                            Peaks High Income Fund, Aquila
                                            Rocky Mountain Equity Fund and
                                            five Aquila Municipal Bond
                                            Funds; Vice President, Churchill
                                            Cash Reserves Trust, 1995-2001.

Alan R. Stockman          Senior Vice       Senior Vice President, Tax-Free    N/A               N/A
Scottsdale, AZ            President since   Trust of Arizona since 2001,
(07/31/54)                2001 and Vice     Vice President, 1999-2001; Vice
                          President         President, Aquila Rocky Mountain
                          1999-2001         Equity Fund since 1999; Bank
                                            One, Commercial Client Services
                                            representative, 1997-1999;
                                            Trader and Financial Consultant,
                                            National Bank of Arizona (Zions
                                            Investment Securities Inc.),
                                            Phoenix, Arizona 1996-1997.

Kimball L. Young          Senior Vice       Co-portfolio manager, Tax-Free     N/A               N/A
Salt Lake City, UT        President since   Fund For Utah since 2001;
(08/07/46)                1999              Co-founder, Lewis Young
                                            Robertson & Burningham, Inc., a
                                            NASD licensed broker/dealer
                                            providing public finance services to
                                            Utah local governments, 1995-2001;
                                            Senior Vice President of two Aquila
                                            Bond Funds and Aquila Rocky Mountain
                                            Equity Fund; formerly Senior Vice
                                            President-Public Finance, Kemper
                                            Securities Inc., Salt Lake City,
                                            Utah.

Thomas S. Albright        Vice President    Senior Vice President and          N/A               N/A
Louisville, KY            since 2004        Portfolio Manager, Churchill
(07/26/52)                                  Tax-Free Fund of Kentucky since
                                            July 2000; Senior Vice President,
                                            Tax-Free Fund For Utah since 2003,
                                            Vice President, 2001-2003 and
                                            co-portfolio manager since 2001;
                                            Vice President and backup portfolio
                                            manager, Tax-Free Trust of Arizona,
                                            since 2004; Vice President and
                                            Portfolio Manager, Banc One
                                            Investment Advisors, Inc.,
                                            1994-2000.

Marie E. Aro              Vice President    Senior Vice President, Aquila      N/A               N/A
Denver, CO                since 2004        Rocky Mountain Equity Fund, and
(02/10/55)                                  Vice President, Tax-Free Trust
                                            of Arizona, since 2004; Senior
                                            Vice President, Aquila Three
                                            Peaks High Income Fund, since
                                            2006; Vice President, INVESCO
                                            Funds Group, 1998-2003; Vice
                                            President, Aquila Distributors,
                                            Inc., 1993-1997.

Robert W. Anderson        Chief             Chief Compliance Officer of the    N/A               N/A
New York, NY              Compliance        Trust and each of the other
(08/23/40)                Officer since     funds in the Aquila Group of
                          2004 and          Funds, the Manager and the
                          Assistant         Distributor since 2004,
                          Secretary         Compliance Officer of the
                          since 2000        Manager or its predecessor and
                                            current parent 1998-2004;
                                            Assistant Secretary of the
                                            Aquila Group of Funds since 2000.

Joseph P. DiMaggio        Chief Financial   Chief Financial Officer of the     N/A               N/A
New York, NY              Officer since     Aquila Group of Funds since 2003
(11/06/56)                2003 and          and Treasurer since 2000.
                          Treasurer since
                          2000


Edward M. W. Hines        Secretary since   Shareholder of Butzel Long, a      N/A               N/A
New York, NY              1985              professional corporation,
(12/16/39)                                  counsel to the Trust, since
                                            2007; Partner of Hollyer Brady
                                            Barrett & Hines LLP, its predecessor
                                            as counsel, 1989-2007; Secretary of
                                            the Aquila Group of Funds.

John M. Herndon           Assistant         Assistant Secretary of the         N/A               N/A
New York, NY (12/17/39)   Secretary since   Aquila Group of Funds since 1995
                          1995              and Vice President of the three
                                            Aquila Money-Market Funds since
                                            1990; Vice President of the
                                            Manager or its predecessor and
                                            current parent since 1990.

Lori A. Vindigni          Assistant         Assistant Treasurer of the         N/A               N/A
New York, NY              Treasurer since   Aquila Group of Funds since
(11/02/66)                2000              2000; Assistant Vice President
                                            of the Manager or its
                                            predecessor and current parent
                                            since 1998; Fund Accountant for
                                            the Aquila Group of Funds,
                                            1995-1998.


(1)The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

 (4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."

(6) The Chairman Emeritus may attend Board meetings but has no voting power.




                       Securities Holdings of the Nominees
                                (as of 06/30/08)


                                          Dollar Range of
                                          Ownership in                  Aggregate Dollar Range
                                          Tax-Free                      of Ownership in
Name of                                   Trust of                      the Aquila
Trustee                                   Arizona(1)                    Group of Funds (1)

Interested Trustee
Diana P. Herrmann                              C                              E

Non-interested Trustees
Ernest Calderon                                C                              C

Thomas W. Courtney                             C                              C

Grady Gammage, Jr.                             E                              E

John C. Lucking                                C                              C

Anne J. Mills                                  C                              D

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2008 the Trust paid a total of $133,545 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquila Group of Funds during the Trust's fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.

                                                              Compensation
                                                              from all
                                                              funds             Number of
                                                              in the            boards on
                                    Compensation              Aquila            which the
                                    from the                  Group of          Trustee
Name                                Trust                     Funds             now serves


Ernest Calderon                     $19,000                   $19,000             1



Thomas W. Courtney                  $21,000                   $99,169             5



Grady Gammage, Jr.                  $19,000                   $34,500             2



John C. Lucking                     $19,000                   $40,500             3



Anne J. Mills                       $27,500                   $77,500             4


         Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

         The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of July 31, 2008, these funds had aggregate assets of approximately $5.0 billion, of which approximately $2.3 billion consisted of assets of the tax-free municipal bond funds. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts, although it is anticipated that these arrangements will change as described in Proposal No. 1 at the Special Meeting. During the fiscal year ended June 30, 2008, the Trust paid $1,281,078 in management fees.


         During the fiscal year ended June 30, 2008, $463,614 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which $24,115 was retained by the Distributor. With respect to Class C Shares, during the same period $46,594 was paid under Part II of the Plan and $15,531 was paid under the Shareholder Services Plan. Of these total payments of $62,125, the Distributor received $14,037. All of such payments were for compensation.

         During the fiscal year ended June 30, 2008 the Trust paid to Butzel Long, a professional corporation, independent counsel to the Trust, $72,055 for legal services. Edward M.W. Hines, Secretary of the Trust, is a shareholder of that firm.

         The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). The members of the Audit Committee are Ernest Calderon, Thomas W. Courtney, Grady Gammage, Jr., John C. Lucking and Anne J. Mills. The Committee
(i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

         During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

         The Trust's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

         The Trust has a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

         Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

         Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager.


                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present at the Annual Meeting.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                     (Proposal No. 2 at the Annual Meeting)


         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2009. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Trust's annual financial statements, and fees billed for other services rendered by TWB for the fiscal years ended June 30, 2007 and 2008.

                                           2007          2008

     Audit Fees                         $18,000       $18,000

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $18,000       $18,000


     Tax fees (1)                         3,000         3,000

     All other fees                           0             0
                                         ------        ------

        Total                           $21,000       $21,000
                                         ======        ======


(1) Tax fees consisted of fees for tax consultation and tax compliance services.


         TWB did not perform any services during the last fiscal year for the Trust's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

         All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2009.

         TWB has no direct or indirect financial interest in the Trust or the Manager. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present at the Annual Meeting.


                                Consideration of
                   A New Advisory and Administration Agreement
                     (Proposal No. 1 at the Special Meeting)

Background and Reasons for the Proposal

         The Manager is the Trust's investment adviser under an Advisory and Administration Agreement (the "Current Advisory Agreement"). The Current Advisory Agreement was approved by the shareholders of the Trust on November 6, 1997, and has been renewed annually thereafter by the Board of Trustees, most recently on March 1, 2008.

         The Manager is a wholly-owned subsidiary of AMC. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann ("LBH") and his wife, Mrs. Elizabeth B. Herrmann ("EBH"), directly and through certain trusts. These ownership arrangements are described in detail below. Collectively, the current owners of the shares of AMC are called the "Owners."

         The Owners wish to ensure, to the maximum extent possible, the ongoing continuity of management of the Manager and the Trust. Consistent with their estate planning and tax objectives, they have sought through prudent planning to structure an orderly generational transition of ownership changes of AMC among the Owners (the "Transaction").

         Although the proposed changes in ownership of AMC will not result in any changes in the day-to-day operation of the Trust, the services provided to it, the investment approach or style of the Manager with respect to the Trust, or any increase in its advisory fees, the changes could be considered to result in an "assignment" of the Current Advisory Agreement under the provisions of the 1940 Act. The 1940 Act provides generally that an advisory agreement of a mutual fund must provide for its automatic termination in the event of an assignment (as that term is defined in the 1940 Act), such as when a controlling block of the Trust's investment adviser's voting securities is transferred. Under the 1940 Act, a person who does not own more than 25% of the voting securities of a company shall be presumed not to control such company, while control is presumed in an owner of more than 25%. As required by the 1940 Act, the Current Advisory Agreement provides that in the event of an assignment, it terminates. Under the current ownership arrangements such an assignment could also occur upon the deaths of certain of the Owners.

         In order to provide continuity of management services to the Trust, on March 1, 2008, the Trustees approved a new advisory and administration agreement (the "New Advisory Agreement") between the Manager and the Trust, which will replace the Current Advisory Agreement when it terminates by reason of the expected assignment. The Trustees are recommending that shareholders of the Trust approve the New Advisory Agreement. As described below, the New Advisory Agreement is substantially identical to the Current Advisory Agreement.

         Under the 1940 Act a fund cannot enter into an advisory agreement, such as the New Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. The Trustees have carefully considered the matter, and have concluded that it is appropriate to approve the New Advisory Agreement. Under the New Advisory Agreement, the Manager shall continue, following the Transaction, to manage the Trust on the same terms as are now in effect, thereby promoting stability of the Trust's management. No change in the Trust's advisory fees or expenses is being proposed. Furthermore, no changes are being proposed with respect to the services provided for the Trust, the investment approach or style of the Manager with respect to the Trust, or the personnel or operations of the Manager.

Information Regarding the Manager

         The Manager is the Trust's investment adviser under the Current Advisory Agreement. The Manager provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust and arranging for the purchase and the sale of securities held in the portfolio of the Trust, and, at the Manager's expense, providing for pricing of the Trust's portfolio daily. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust and providing other administrative services.

Names, Addresses and Principal Occupations of Each Manager of the Manager

         LBH is the Founder and Chairman Emeritus of each of the funds in the Aquila Group of Funds. He previously served as Chairman of the Board of Trustees of each of the funds in the Aquila Group of Funds. Additionally, LBH is the Founder and Chairman of the Board of AMC (the sponsoring organization and parent of the Manager or the administrator of each of the funds in the Aquila Group of Funds), as well as the Chairman of the Manager. LBH has served as a Director of the Aquila Group of Funds' distributor since 1981. LBH is a Trustee Emeritus of Brown University and the Hopkins School, and remains active in university, school and charitable organizations.

         EBH is a Director of AMC and a Manager of the Manager. She does not have any other position with AMC or the Manager. She is active with various charitable and volunteer organizations. EBH is the wife of LBH.

         Diana P. Herrmann ("DPH") is President and, in some instances, Vice Chair of each of the funds in the Aquila Group of Funds. She serves as Vice Chair, President, Chief Executive Officer and Director of AMC; Chief Executive Officer, Vice Chair, President, Chief Operating Officer and Manager of the Manager; and as Director of the distributor. She previously served as Trustee to the Reserve Money-Market Funds (1999-2000) and Reserve Private Equity Series (1998-2000). DPH currently serves as Governor, Investment Company Institute and head of its Small Funds Committee, as well as Director of ICI Mutual Insurance Company. She is active in charitable and volunteer organizations. DPH is the daughter of LBH and EBH.

         The address of each of the Managers of the Manager is c/o Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017.

The Transaction

         At the time of the Transaction, the AMC shares will be divided into two classes: voting (the "Voting Shares") and non-voting (the "Non-Voting Shares"). Prior to dividing its share capital into two classes of shares, AMC has one class of common shares, all of which are Voting Shares. 99.5% of the Voting Shares are held directly by or in trust for the benefit of members of the Herrmann family. The Voting Shares are held as follows:

Owner                           Direct Ownership             Indirect Ownership*          Total

LBH                             24.9%                        20.0%                        44.9%

EBH                             27.5%                        --                           27.5%

DPH                              4.9%                        20.0%                        24.9%

Conrad B. Herrmann ("CBH")       --                           0.2%                         0.2%

Catherine E. Wolff ("CEW")       --                           2.0%                         2.0%

Other                            0.5%                         --                           0.5%

Total                                                                                    100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

     o LBH currently holds 24.9% of the Voting Shares directly; additionally in his role as trustee (with voting rights) of a family trust for the benefit of Conrad B. Herrmann ("CBH") (the "CBH Trust"), his son, LBH holds voting rights with respect to an additional 20.0% of the Voting Shares.

     o    EBH currently holds 27.5% of the Voting Shares directly.

     o DPH holds 4.9% of the Voting Shares directly and, through her position as trustee (with voting rights) of a family trust for her benefit (the "DPH Trust"), holds voting rights with respect to an additional 20.0% of the Voting Shares.

     o CBH serves as trustee (with voting rights) of a trust for his own benefit, and through his role as trustee (with voting rights) of that trust holds voting rights with respect to 0.2% of the Voting Shares.

     o Two family trusts (the "Family Trusts") hold 2.0% of the Voting Shares; Catherine E. Wolff ("CEW"), a first cousin of DPH and CBH, currently serves as trustee (with voting rights) of the Family Trusts.

         In connection with their estate planning, LBH and EBH wish to (i) transfer ownership of some of their Voting Shares, and (ii) appoint a new trustee to serve as trustee for one of the trusts. Upon the consummation of the Transaction, the ownership of the Voting Shares would be as follows:

Owner                           Direct Ownership             Indirect Ownership*          Total

LBH                             24.9%                        --                           24.9%

T. Randolph Harris ("TRH")      --                           24.9%                        24.9%

EBH                             --                           --                           --

DPH                             4.9%                         20.0%                        24.9%

CBH                             --                            0.2%                         0.2%

CEW                             --                           24.6%                        24.6%

Other                           0.5%                         --                            0.5%

Total                                                                                    100.0%

* Indicates Voting Shares for which the indicated Owner has voting rights but does not directly own.

     o    LBH will continue to hold 24.9% of the Voting Shares directly.

     o 24.9% of the Voting Shares previously held by EBH will be held in a trust for the benefit of EBH (the "EBH Trust"), with T. Randolph Harris ("TRH") serving as trustee (with voting rights).

     o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

     o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

     o CEW will replace LBH as trustee of the CBH Trust, such that she will serve as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares (including 2.6% of the Voting Shares previously held by EBH), with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

          Upon consummation of the Transaction, no individual will hold with power to vote, directly or indirectly, more than 24.9% of the Voting Shares. As previously stated, the Transaction will not result in any changes in the Trust's advisory fees and expenses, the services provided, the investment approach or style of the Manager with respect to the Fund, or the personnel or operations of the Manager.

         Although the Owners currently intend to consummate the Transaction, the Transaction may not necessarily occur. For example, approval or disapproval by the Trust's shareholders of the New Advisory Agreement, taken together with consents or approvals for other funds in the Aquila Group of Funds, could affect whether or not the Transaction occurs. It is possible, however, that the Owners may proceed with the Transaction even if new contracts are approved by the shareholders of less than all the funds in the Aquila Group of Funds for which the Manager serves as investment adviser (either because the shareholders of one or more of such funds do not approve such fund's new advisory agreement or because LBH or EBH dies before approvals are obtained for all such funds). AMC currently expects that the Transaction will occur during the fourth quarter of 2008 (or upon the earlier death of either LBH or EBH, as described below), but the Transaction could be delayed. If for some reason the Transaction does not occur, the automatic termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into, even if it has been approved by the Trust's shareholders.

         Performance of the Current Advisory Agreement is currently guaranteed by AMC. If the Transaction occurs, AMC will provide an identical guarantee of performance of the New Advisory Agreement.

         Notwithstanding the foregoing, if one or more of LBH or EBH dies after the Trust's shareholders approve the New Advisory Agreement but before the Manager obtains the approval or consent of the shareholders of all of the other funds in the Aquila Group of Funds for which the Manager serves as investment adviser, the surviving Herrmann family members may elect to proceed with the contemplated direct and indirect ownership changes (as modified to reflect such deaths, as described below), and the Trust's shareholders will be considered to have approved the entry into the New Advisory Agreement after such death and the resulting direct and indirect ownership changes. In such event, the ownership of the Voting Shares would be as follows:

(A) If LBH dies before EBH:

Owner                           Direct Ownership             Indirect Ownership           Total

LBH                             --                           --                           --

BAS and then TRH                --                           24.9%                        24.9%

EBH                             24.9%                        --                           24.9%

DPH                             4.9%                         20.0%                        24.9%

CBH                             --                           0.2%                          0.2%

CEW                             --                           24.6%                        24.6%

Other                           0.5%                         --                            0.5%

Total                                                                                    100.0%


     o 24.9% of the Voting Shares will be held first in LBH's estate, with Barbara A. Sloan ("BAS") serving as executor (with voting rights), and then in a marital trust for the benefit of EBH, with TRH serving as trustee (with voting rights).

     o    EBH will hold 24.9% of the Voting Shares directly.

     o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

     o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

     o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Trust's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Trust, or personnel or operations of the Manager (except that LBH would no longer serve as a Manager or officer).

(B) If EBH dies before LBH:

Owner                           Direct Ownership             Indirect Ownership           Total

LBH                             24.9%                        --                           24.9%

EBH                             --                           --                           --

BAS and then TRH                --                           24.9%                        24.9%

DPH                             4.9%                         20.0%                        24.9%

CBH                             --                           0.2%                          0.2%

CEW                             --                           24.6%                        24.6%

Other                           0.5%                         --                            0.5%

Total                                                                                    100.0%



     o    LBH will continue to hold 24.9% of the Voting Shares directly.

     o 24.9% of the Voting Shares will be held first in EBH's estate, with BAS serving as executor (with voting rights), and then in a marital trust for the benefit of LBH, with TRH serving as trustee (with voting rights).

     o DPH's ownership will remain unchanged, such that she will continue to hold, either directly or through her position as trustee (with voting rights) of the DPH Trust, 24.9% of the Voting Shares.

     o CBH's ownership will remain unchanged, such that he will continue to hold voting rights with respect to 0.2% of the Voting Shares through his position as trustee (with voting rights) of a trust for his own benefit.

     o CEW will replace LBH as trustee of the CBH Trust, such that she serves as trustee (with voting rights) with respect to 20.0% of the Voting Shares. The Family Trusts will hold 4.6% of the Voting Shares, with CEW continuing as trustee (with voting rights) of the Family Trusts. Through her position as trustee (with voting rights) of the CBH Trust and of the Family Trusts, CEW will serve as trustee (with voting rights) with respect to 24.6% of the Voting Shares in the aggregate.

In such event, no individual will hold, directly or indirectly, more than 24.9% of the Voting Shares. The changes in ownership of the Voting Shares will not result in any changes in the Trust's advisory fees and expenses, services provided, the investment approach or style of the Manager with respect to the Trust, or personnel or operations of the Manager (except that EBH would no longer serve as a Manager).


Basis for the Trustees' Approval of the New Advisory Agreement

         The New Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, at an in-person meeting on May 30, 2008 called and held for the purpose. In considering these actions, the Trustees noted that in connection with their annual review of the Trust's advisory arrangements (the "Annual Review"), on March 1, 2008, they had approved the Current Advisory Agreement (which is substantially identical to the New Advisory Agreement) for another one-year term commencing on May 1, 2008. In connection with the Annual Review, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Trust's advisory agreement as in effect from year to year. In approving the New Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the Advisory Agreements, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Advisory Agreement included the following:

The Transaction and the implications for the Trust.

         In evaluating the Transaction, the Trustees considered a wide range of information, including ensuring, to the maximum extent possible, ongoing and future continuity of management of the Trust.

The nature, extent and quality of the services provided by the Manager.

         The Manager has provided local management of the Trust's portfolio. The Trustees noted that the Manager employed Todd Curtis as portfolio manager for the Trust and had provided facilities for credit analysis of the Trust's portfolio securities. Mr. Curtis, based in Phoenix, has provided local information regarding specific holdings in the Trust's portfolio. The portfolio manager has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Trust's portfolio, with which to assess the Trust as an investment vehicle for residents of Arizona in light of prevailing interest rates and local economic conditions. In addition, he has been present at all regular meetings of the Board and Shareholders.

         The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Trust, given that its purpose is to provide shareholders with as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital. The Manager has additionally provided all administrative services to the Trust. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Trust's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

         The Trustees also considered representations by the Manager that the persons at the Manager involved in providing those services would not change as a result of the Transaction. The Board concluded that the services provided were appropriate and satisfactory and that the Trust would be well served if they continued. Evaluation of this factor weighed in favor of approval of the New Advisory Agreement.

The investment performance of the Trust and the Manager.

         The Board reviewed each aspect of the Trust's performance and compared its performance with that of its local competitors, with national averages and with the benchmark index. It was noted that the materials provided by the Manager indicated that compared to the five largest competitive Arizona funds, the Trust had investment performance that is higher than all but one of its peers for the year-to-date and one-year period while generally lower than its peers for five- and ten-year periods, with lower investment performance explained by the Trust's generally higher-quality portfolio and generally shorter average maturities. The Board considered these results to be consistent with the purposes of the Trust. The Trust considers its local competitors to be Arizona oriented funds that invest chiefly in high-quality Arizona municipal obligations.

         The Trustees also considered representations from the Manager that the Transaction was not expected to result in any changes to the personnel managing the Trust's investment portfolio.

         The Board concluded that the performance of the Trust, in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that approval of the New Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager from its relationship with the Trust.

         The information provided contained expense data for the Trust and its local competitors as well as data for single-state funds of comparable asset size and all single-state tax-free municipal bond funds nationwide. The Board compared the expense and fee data with respect to the Trust to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Trust and the fees paid were similar to and were reasonable as compared to single-state tax-free municipal bond funds nationwide, and by the Trust's similar-sized local competitors.

         The Trustees noted that in connection with the Annual Review they had concluded that the costs of the services to be provided supported the renewal of the Current Advisory Agreement, and that the Transaction will not result in any change to the advisory fees paid by the Trust or the Trust's total expense ratio.

         The materials in connection with the Annual Review had shown the profitability to the Manager of its services to the Trust. The Trustees considered that the profitability to the Manager of its relationship to the Trust was not expected to change as a result of the Transaction because the Transaction will not result in a change to the fees received by the Manager or of the costs of the services to be provided by the Manager.

The extent to which economies of scale would be realized as the Trust grows.

         Data provided to the Trustees showed that the Trust's asset size had declined in recent years. The Trustees also noted that the materials indicated that the Trust's fees were already generally lower than those of its peers, including those with breakpoints. Evaluation of these factors indicated to the Board that the New Advisory Agreement should be approved without addition of breakpoints at this time.

Benefits derived or to be derived by the Manager and its affiliates from the relationship with the Trust.

         The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Trust, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.

         In addition to considering the factors discussed above, which the Trustees regularly consider on an annual basis, the Trustees also gave particular consideration to matters relating to the change of control at AMC, including representations from representatives of AMC and the Manager that the proposed change of control is not expected to result in a change in the personnel or operations of the Manager, the investment approach or style of the Manager with respect to the Trust, or the services provided to the Trust by the Manager.

     o The Trustees also considered other factors, either in connection with the Annual Review or with their approval of the New Advisory Agreement. These factors included but were not limited to whether the Trust has operated in compliance with its investment objective and the Trust's record of compliance with its investment restrictions, and the compliance programs of the Trust and the Manager.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Trust vote to approve the New Advisory Agreement for an initial one-year term.

Description of the New Advisory Agreement

         The Manager provides the Trust with local advisory services. Under the New Advisory Agreement, the Trust will pay the Manager a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual advisory fee is payable at the annual rate of 0.40 of 1% of such net asset value.

         The proposed New Advisory Agreement for the Trust is substantially identical to the Current Advisory Agreement (together, the "Advisory Agreements"). For a complete understanding of the proposed New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Appendix A.

Action Requested

         The Trustees of the Trust recommend that the shareholders of the Trust vote to approve the new Advisory Agreement.

Vote Required

         The favorable vote of the holders of a majority (as defined in the 1940
Act) of the outstanding shares of the Trust is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's three outstanding classes of shares.

         If necessary or desirable, the meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxies will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The proxies of shareholders who have voted by proxy against a proposal will be voted against adjournment.

         If this proposal is not approved by the shareholders the Board of Trustees will consider what further action is appropriate, which could include calling another shareholder meeting.


                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the annual meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2009 annual meeting must be received by the Trust by April 29, 2009 in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by July 13, 2009.


                                 Other Business

         The Trust does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

         The Trust does not know of any other matter which will come up for action at the Special Meeting. If any other matter or matters properly come up for action at the Special Meeting, including any adjournment of the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                                Outreach Meeting

         To enable shareholders who live a distance from Phoenix, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the annual meeting except the corporate business of voting on the proposals discussed in the proxy statement. The outreach meeting this year will be held on Tuesday, October 21, 2008, in Tucson at 10:00 a.m.

                                   Appendix A


                            TAX-FREE TRUST OF ARIZONA
                      ADVISORY AND ADMINISTRATION AGREEMENT


     THIS AGREEMENT, made as of __________, _____ by and between TAX-FREE TRUST OF ARIZONA (the "Trust"), a Massachusetts business trust, 380 Madison Avenue, Suite 2300, New York, New York 10017 and AQUILA INVESTMENT MANAGEMENT LLC (the "Manager"), a Delaware limited liability company, 380 Madison Avenue, Suite 2300, New York, New York 10017

                              W I T N E S S E T H:

    WHEREAS, the Trust and the Manager wish to enter into an Advisory and Administration Agreement referred to hereafter as "this Agreement," with respect to the Trust);

     NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.  In General

     The Manager shall perform (at its own expense) the functions set forth more fully herein for the Trust.

2.  Duties and Obligations of the Manager

    (a) Investment Advisory Services Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:
 (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

(ii) determine what securities shall be purchased or sold by the Trust;

(iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust;

(iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust; and

Subject to the provisions of Section 5 hereof, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940.

    (b) Administration. Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio delegated to a Sub-Adviser of the Trust under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

(ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

(iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

 (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

(v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

(vi) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

    (c) Compliance with Requirements. Any investment program furnished, and any activities performed, by the Manager or by a Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

    (d) Best Efforts; Responsibility. The Manager shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager or a Sub-Adviser.

     (e) Other Customers. Nothing in this Agreement shall prevent the Manager or any officer thereof from acting as investment adviser, sub-adviser, administrator or manager for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its officers, stockholders or employees from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

    (f) Order Allocation. In connection with any duties for which it may become responsible to arrange for the purchase and sale of the Trust's portfolio securities, the Manager shall select, and shall cause any Sub-Adviser to select, such broker-dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized and shall authorize any Sub-Adviser, to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Manager or its other clients. The Manager shall cause the foregoing provisions, in substantially the same form, to be included in any Sub-Advisory Agreement.

    (g) Registration Statement; Information. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Trust as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment of the Agreement.
     (h) Liability for Error. The Manager shall not be liable for any error in judgment or for any loss suffered by the Trust or its security holders in connection with the matters to which this Agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Nothing in this Agreement shall, or shall be construed to, waive or limit any rights which the Trust may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

    (j) Indemnification. The Trust shall indemnify the Manager to the full extent permitted by the Trust's Declaration of Trust.

3.  Allocation of Expenses

    The Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

    The Trust agrees to bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under this sub-section or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter and expenses of all its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

4. Compensation of the Manager The Trust agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

5.  Termination of Sub-Advisory Agreement

    The Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

6.  Duration and Termination of this Agreement

    (a) Duration. This Agreement shall become effective on the day it is approved by the shareholders of the Trust and shall, unless terminated as hereinafter provided, continue in effect until the April 30 next preceding the first anniversary of the effective date of this Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

    (b) Termination. This Agreement may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The portions of this Agreement which relate to providing investment advisory services (Sections 2(a), (c), (d) and (e)) shall automatically terminate in the event of the assignment (as defined in the Act) of this Agreement, but all other provisions relating to providing services other than investment advisory services shall not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value and provided further, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.20 of 1% of such asset value.

7.  Disclaimer of Shareholder Liability

    The Manager understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Manager represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.


8.  Notices of Meetings

    The Trust agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Manager and that the Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Manager may designate.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


ATTEST:                   TAX-FREE TRUST OF ARIZONA



________________________  By:___________________________________



ATTEST:                   AQUILA INVESTMENT MANAGEMENT LLC



_______________________   By:___________________________________

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Arizona

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       and
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         to be held on October 22, 2008

                                 PROXY STATEMENT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1.  Read your Proxy Statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.




                 PROXY        AQUILA GROUP OF FUNDS        PROXY

                            TAX-FREE TRUST OF ARIZONA
           Proxy for Annual Meeting of Shareholders - October 22, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Arizona (the "Trust") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, October 22, 2008 at the Arizona Biltmore Resort and Spa, Grand Ballroom, 2400 E. Missouri Avenue, Phoenix, Arizona, 10:00 a.m. Mountain Standard Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

              VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ________________________________________________
              Signature

              _________________________________________________
              Signature (if held jointly)

              _________________________________________________


              Date_____________________________________________


                                                           Yes     No
                                                            __     __
I plan to attend the Annual Meeting in Phoenix.            [__]   [__]

                                                            __     __
I plan to attend the Outreach Meeting in Tucson.           [__]   [__]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.




Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

1.    Election of Trustee Nominees:

     01.  Ernest Calderon    02.  Thomas W. Courtney    03.  Grady Gammage, Jr.
     04.  Diana P. Herrmann* 05.  John C. Lucking       06.  Anne J. Mills

                                                         *Interested Trustee


              For All     Withhold All    For All Except
                __            __              __
               [__]          [__]            [__]


To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

____________________

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   __      __      __
  [__]    [__]    [__]

As to any other matter said proxies shall vote in accordance with their best judgment.


Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


HAS YOUR ADDRESS CHANGED                         DO YOU HAVE ANY COMMENTS

-------------------------                    ------------------------------
-------------------------                    ------------------------------
-------------------------                    ------------------------------


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1.  Read your Proxy Statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.






Please detach at perforation before mailing.




PROXY                         AQUILA GROUP OF FUNDS                    PROXY
          Proxy for Special Meeting of Shareholders - October 22, 2008
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Arizona (the "Trust") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held on Wednesday, October 22, 2008 at the Arizona Biltmore Resort and Spa, Grand Ballroom, 2400 E. Missouri Avenue, Phoenix, Arizona, 11:00 a.m. Mountain Standard Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matter listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR Special Meeting Proposal No. 1. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.
             VOTE VIA THE TELEPHONE: 1-866-241-6192
              VOTE VIA THE INTERNET: www.proxy-direct.com

              Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ________________________________________________
              Signature

              _________________________________________________
              Signature (if held jointly)

              _________________________________________________


              Date_____________________________________________


                                                            Yes     No
                                                             __     __
I plan to attend the Special Meeting in Phoenix.            [__]   [__]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.




EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                       Please detach at perforation before
                                    mailing.


Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
TAX-FREE TRUST OF ARIZONA SPECIAL MEETING


     1.   Action on a new Advisory and Administration Agreement.
(Special Meeting Proposal No. 1 in Proxy Statement)


  For   Against  Abstain
   __      __      __
  [__]    [__]    [__]



         As to any other matter said proxies shall vote in accordance with their best judgment.



Special Meeting Attendance - You are encouraged to attend the Special Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


HAS YOUR ADDRESS CHANGED                         DO YOU HAVE ANY COMMENTS

-------------------------                    ------------------------------
-------------------------                    ------------------------------
-------------------------                    ------------------------------


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.